                                                                  EXHIBIT 10.53

                            AMENDMENT AGREEMENT NO. 2

                                 to that certain

                      AMENDED AND RESTATED CREDIT AGREEMENT
                          dated as of December 18, 1995

         This AMENDMENT AGREEMENT NO. 2 (the "Amendment"), dated as of October 21, 1996, is by and among (a) QUAKER FABRIC CORPORATION OF FALL RIVER, a Massachusetts corporation (the "Company"), QUAKER TEXTILE CORPORATION, a Massachusetts corporation ("Quaker Textile") and QUAKER FABRIC MEXICO, S.A.de C.V., a Mexican corporation ("Quaker Mexico", and along with the Company and Quaker Textile, the "Borrowers"), (b) QUAKER FABRIC CORPORATION, a Delaware corporation (the "Parent"), (c) THE FIRST NATIONAL BANK OF BOSTON, FLEET NATIONAL BANK and such other banking institutions that are or may become parties to the Credit Agreement referred to below (collectively, the "Banks") and (d) THE FIRST NATIONAL BANK OF BOSTON as agent for the Banks (the "Agent").

         WHEREAS, the Borrowers, the Parent, the Banks and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of December 18, 1995 (as amended, restated, modified or supplemented and in effect from time to time, the "Credit Agreement"), pursuant to which the Banks, upon certain terms and conditions, have agreed to make loans to the Borrowers: and

         WHEREAS, the Borrowers and the Parent have requested that the Banks agree, and the Banks have agreed, on the terms and subject to the conditions set forth herein, to amend certain provisions of the Credit Agreement;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. Defined Terms. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         SECTION 2. Amendment of Credit Agreement. The Credit Agreement is hereby amended as follows:

         (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following new defined term in the appropriate place in the alphabetical sequence:

             "Export-Import Recourse Obligations" means Recourse Obligations guaranteed by the Export-Import Bank of the United States on terms acceptable to the Agent.

         (b) Section 1.01 of the Credit Agreement is further amended by inserting, in the second line of the definition of the term "Total Funded Debt" immediately following the word "Debt" in subsection (a), the words "other than Export-Import Recourse Obligations or those Recourse Obligations referred to in Section 5.10
(b)(ii) which are backed by other credit support acceptable to the Agent".

         (c) Section 5.10 of the Credit Agreement is hereby amended by deleting clause (ii) of paragraph (b) in its entirety and inserting the following new clause (ii) in place thereof:

             (ii) may sell, on a recourse basis, accounts receivable owing by account debtors located outside of the United States, so long as such sales are made for cash, the proceeds of such sales are used to prepay the Advances and the aggregate amount of Recourse Obligations with respect thereto does not exceed $3,000,000 at any time; provided, however, in no event shall the aggregate amount of Recourse Obligations referred to in the preceding clause which are neither Export-Import Recourse Obligations or backed by other credit support acceptable to the Agent exceed $1,000,000 at any time.

         SECTION 3. Affirmation of the Company and the Parent. (a) The Company, as guarantor of the Company guaranteed Obligations pursuant to Article IIB of the Credit Agreement, hereby acknowledges that if has read and is aware of the provisions of this Amendment. The company hereby reaffirms its absolute and unconditional guaranty of the payment and performance of the Company Guaranteed Obligations under the Credit Agreement as amended by this Amendment.

         (b) The Parent, as guarantor of the Parent Guaranteed Obligations pursuant to Article IIA of the Credit Agreement, hereby acknowledges that it has read and is aware of the provisions of this Amendment. The parent hereby reaffirms its absolute and unconditional guaranty of the payment and performance of the Parent Guaranteed Obligations under the Credit Agreement as amended by the Amendment.

         SECTION 4. Representations and Warranties. Each of the Borrowers and the Parent hereby represents and warrants to the Agent and the Banks as follows:

         (a) Representations and Warranties in the Credit Agreement. The representations and warranties of the Borrowers and the Parent contained in the Credit Agreement were true and correct when made and continue to be true and correct on and as of the date hereof as if made on the date hereof except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and to the extent that such representations and warranties relate expressly to an earlier date. No Default or Event of Default has occurred and is continuing.

         (b) Corporate Existence and Standing; Authorization and Validity; No Conflict; Government Consent. Each of the Borrowers and the Parent hereby confirms that the representations and warranties of the Borrowers and the parent contained in Section 4.01, 4.02 and 4.03 of the Credit Agreement are true and correct on and as of the date hereof as if made on the date hereof. Each such representation is hereby ratified, affirmed and incorporated herein by reference, with the same force and effect as if set forth herein in its entirety.

         SECTION 5. Effectiveness. This Amendment shall be effective upon the execution and delivery of a fully executed copy of this Amendment to the Agent by each of the Borrowers, the Parent, the Banks and the Agent.

         SECTION 6. Miscellaneous Provisions. (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

         (b) THIS AMENDMENT IS INTENDED TO TAKE EFFECT AS AN AGREEMENT UNDER SEAL AND SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

         (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

         (d) The Borrowers hereby agree to pay to the Agent, on demand, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Amendment (including reasonable legal fees.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an instrument under seal as of the date first written above.

                                     QUAKER FABRIC CORPORATION
                                      OF FALL RIVER


                                     By: /s/ Larry A. Liebenow
                                        ----------------------------------------
                                                 Title:


                                     QUAKER TEXTILE CORPORATION

                                     By: /s/ Larry A. Liebenow
                                        ----------------------------------------
                                                 Title:


                                     QUAKER FABRIC MEXICO, S.A. de C.V.

                                     By: /s/ Larry A. Liebenow
                                        ----------------------------------------
                                                 Title:


                                     QUAKER FABRIC CORPORATION

                                     By: /s/ Larry A. Liebenow
                                        ----------------------------------------
                                                 Title:


                                     THE FIRST NATIONAL BANK
                                      OF BOSTON, as Agent, as Issuing
                                      Bank and as a Bank

                                     By: /s/ Christopher S. Allen
                                        ----------------------------------------
                                                 Director

                                     STEPHEN CRAVEN BANK

                                     By: /s/
                                        ----------------------------------------
                                                 Title: V. Pres.

                                     By: /s/
                                        ----------------------------------------
                                                 Title: AVP

                              CORPORATE CERTIFICATE

                       QUAKER FABRIC MEXICO, S.A. DE C.V.

           I, Cynthia L. Gordan, the duly elected and acting Secretary of Quaker Fabric Mexico, S.A. de C.V., a Mexico corporation (the "Company"),


DO HEREBY CERTIFY:


1. That the Company is a duly incorporated and existing corporation in good standing under the laws of the country first above mentioned; and

2. That the resolutions which were duly and regularly adopted by Unanimous Written consent of the Board of Directors of the Company dated as of October 21, 1996 (attached as Exhibit A) are true and correct, and that the same are new in full force and effect.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of the Company this 21st of October, 1996.


(CORPORATE SEAL)
                                                  /s/ Cynthia L. Gordan
                                                  ------------------------------
                                                  Cynthia L. Gordan
                                                  Secretary

                                                                       EXHIBIT A

                       QUAKER FABRIC MEXICO, S.A. DE C.V.


RESOLVED:         That the Board of Directors of the Company has determined that it is in the best interests of the Company for the Company to amend that certain $50.0 million Amended and Restated Credit
                  Agreement (the "Credit Agreement") with The First National
                  Bank of Boston ("FNB") and Fleet National Bank as the Banks
                  (as that term is defined in the Credit Agreement) as set forth in Exhibit A attached; and further

RESOLVED:         That the President, Vice President - Finance and Treasurer,
                  and the Vice President and Secretary of the company (the
                  "Authorized Officers") hereby are, and each of them hereby is, reauthorized in the name of and on behalf of the Company; (I) to negotiate, agree to, enter into, execute, seal, acknowledge, deliver, and cause the Company to perform in accordance with the terms of the Credit Agreement, as twice amended; (ii) to affix such signatures and the corporate seals of the Company as may be required to execute and deliver to the appropriate person or persons such documents, agreements, and instruments as may be necessary or advisable to implement the transactions contemplated by the foregoing resolutions in such form as the Authorized Officers executing the same shall approve, such approval to be conclusively evidenced by the signature thereon of the Authorized Officer; and (iii) to take such other actions as such officer shall deem in the exercise of his or her judgment to be necessary or advisable to implement the transactions contemplated by the foregoing resolutions the taking of such actions to be conclusive evidence that he or she was duly authorized thereunto by the terms of this resolution; and further

RESOLVED:         That the Secretary of the Company is hereby directed to
                  certify, under the corporate seal, a copy of these resolutions and, in her capacity as a Secretary of the Company, to certify the names of the present incumbents of the offices of the Company hereinbefore referred to; and to further certify from time to time hereafter the manes of any successors to the present incumbents of said offices, or changes in the Authorized Officers authorized to act in the premises, together with specimens of their respective signatures. The
                  Banks and the Agent are hereby authorized, empowered and directed to rely upon any such certificate unless and until certificate of the Company under its corporate seal, duly attested; and that until notice is received the Banks and the Agent are authorized to act in pursuance of these resolutions, and shall be indemnified against any loss suffered, or liability incurred by them, or any of them, in continuing to act in pursuance of these resolutions even though these resolutions may have been changed; and further

RESOLVED:         That all prior actions taken by the Authorized Officers and each of them, and by and appropriate officer or employee of the company designated by and Authorized Officer, with respect to the matters referred to in the preceding resolutions, are hereby ratified and approved in all respects.

                              CORPORATE CERTIFICATE

                           QUAKER TEXTILE CORPORATION


I, Cynthia L. Gordan, the duly elected and action Secretary of Quaker Textile Corporation, a Massachusetts corporation (the "Company"),


DO HEREBY CERTIFY:


1. That the Company is a duly incorporated and existing corporation in good standing under the laws of the country first above mentioned; and

2. That the resolutions which were duly and regularly adopted by Unanimous Written consent of the Board of Directors of the Company dated as of October 21, 1996 (attached as Exhibit A) are true and correct, and that the same are now in full force and effect.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of the Company this 21st of October, 1996.


(CORPORATE SEAL)
                                                  /s/ Cynthia L. Gordan
                                                  ------------------------------
                                                  Cynthia L. Gordan
                                                  Secretary

                                                                       EXHIBIT A


                           QUAKER TEXTILE CORPORATION

RESOLVED:         That the Board of Directors of the Company has determined that it is in the best interests of the Company for the Company to amend that certain $50.0 million Amended and Restated Credit
                  Agreement (the "Credit Agreement") with The First National
                  Bank of Boston ("FNB") and Fleet National Bank as the Banks
                  (as that term is defined in the Credit Agreement) as set forth in Exhibit A attached; and further

RESOLVED:         That the President, Vice President - Finance and Treasurer,
                  and the vice President and Secretary of the company (the
                  "Authorized Officers") hereby are, and each of them hereby is, reauthorized in the name of and on behalf of the Company; (i) to negotiate, agree to, enter into, execute, seal, acknowledge, deliver, and cause the Company to perform in accordance with the terms of the Credit Agreement, as twice amended; (ii) to affix such signatures and the corporate seals of the Company as may be required to execute and deliver to the appropriate person or persons such documents, agreements, and instruments as may be necessary or advisable to implement the transactions contemplated by the foregoing resolutions in such form as the Authorized Officers executing the same shall approve, such approval to be conclusively evidenced by the signature thereon of the Authorized Officer; and (iii) to take such other actions as such officer shall deem in the exercise of his or her judgment to be necessary or advisable to implement the transactions contemplated by the foregoing resolutions the taking of such actions to be conclusive evidence that he or she was duly authorized thereunto by the terms of this resolution; and further

RESOLVED:         That the Secretary of the Company is hereby directed to
                  certify, under the corporate seal, a copy of these resolutions and, in her capacity as a Secretary of the Company, to certify the names of the present incumbents of the offices of the Company hereinbefore referred to; and to further certify from time to time hereafter the manes of any successors to the present incumbents of said offices, or changes in the Authorized Officers authorized to act in the premises, together with specimens of their respective signatures. The
                  Banks and the Agent are hereby authorized, empowered and directed to rely upon any such certificate unless and until certificate of the Company under its corporate seal, duly attested; and that until notice is received the Banks and the Agent are authorized to act in pursuance of these resolutions, and shall be indemnified against any loss suffered, or liability incurred by them, or any of them, in continuing to act in pursuance of these resolutions even though these resolutions may have been changed; and further

RESOLVED:         That all prior actions taken by the Authorized Officers and each of them, and by and appropriate officer or employee of the company designated by and Authorized Officer, with respect to the matters referred to in the preceding resolutions, are hereby ratified and approved in all respects.

                              CORPORATE CERTIFICATE

                     QUAKER FABRIC CORPORATION OF FALL RIVER



I, Cynthia L. Gordan, the duly elected and action Secretary of Quaker Fabric Corporation of Fall River, a Massachusetts corporation (the "Company"),


DO HEREBY CERTIFY:


That the Company is a duly incorporated and existing corporation in good standing under the laws of the country first above mentioned; and

That the resolutions which were duly and regularly adopted by Unanimous Written consent of the Board of Directors of the Company dated as of October 21, 1996 (attached as Exhibit A) are true and correct, and that the same are new in full force and effect.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of the Company this 21st day of October, 1996.


(CORPORATE SEAL)
                                                  /s/ Cynthia L. Gordan
                                                  ------------------------------
                                                  Cynthia L. Gordan
                                                  Secretary

                                                                       EXHIBIT A


                     QUAKER FABRIC CORPORATION OF FALL RIVER


RESOLVED:         That the Board of Directors of the Company has determined that it is in the best interests of the Company for the Company to amend that certain $50.0 million Amended and Restated Credit
                  Agreement (the "Credit Agreement") with The First National
                  Bank of Boston ("FNB") and Fleet National Bank as the Banks
                  (as that term is defined in the Credit Agreement) as set forth in Exhibit A attached; and further

RESOLVED:         That, to induce the Banks to provide financing pursuant to the Credit Agreement and for other good and valuable consideration, it is in the best interests of the Company to reaffirm the guaranty of the obligations of Quaker Textile
                  Corporation and Quaker Fabric Mexico S.A. de C.V. under the
                  Credit Agreement; and further

RESOLVED:         That the President, Vice President - Finance and Treasurer,
                  and the Vice President and Secretary of the company (the
                  "Authorized Officers") hereby are, and each of them hereby is, reauthorized in the name of and on behalf of the Company; (i) to negotiate, agree to, enter into, execute, seal, acknowledge, deliver, and cause the Company to perform in accordance with the terms of the Credit Agreement, as twice amended; (ii) to affix such signatures and the corporate seals of the Company as may be required to execute and deliver to the appropriate person or persons such documents, agreements, and instruments as may be necessary or advisable to implement the transactions contemplated by the foregoing resolutions in such form as the Authorized Officers executing the same shall approve, such approval to be conclusively evidenced by the signature thereon of the Authorized Officer; and (iii) to take such other actions as such officer shall deem in the exercise of his or her judgment to be necessary or advisable to implement the transactions contemplated by the foregoing resolutions the taking of such actions to be conclusive evidence that he or she was duly authorized thereunto by the terms of this resolution; and further

RESOLVED:         That the Secretary of the Company is hereby directed to
                  certify, under the corporate seal, a copy of these resolutions and, in her capacity as a Secretary of the Company, to certify the names of the present incumbents of the offices of the Company hereinbefore referred to; and to further certify from time to time hereafter the manes of any successors to the present incumbents of said offices, or changes in the Authorized
                  Officers authorized to act in the premises, together with specimens of their respective signatures. The Banks and the Agent are hereby authorized, empowered and directed to rely upon any such certificate unless and until certificate of the Company under its corporate seal, duly attested; and that until notice is received the Banks and the Agent are authorized to act in pursuance of these resolutions, and shall be indemnified against any loss suffered, or liability incurred by them, or any of them, in continuing to act in pursuance of these resolutions even though these resolutions may have been changed; and further

RESOLVED:         That all prior actions taken by the Authorized Officers and each of them, and by and appropriate officer or employee of the company designated by and Authorized Officer, with respect to the matters referred to in the preceding resolutions, are hereby ratified and approved in all respects.

                              CORPORATE CERTIFICATE

                            QUAKER FABRIC CORPORATION



I, Cynthia L. Gordan, the duly elected and action Secretary of Quaker Fabric Corporation, a Delaware corporation (the "Company"),


DO HEREBY CERTIFY:


1. That the Company is a duly incorporated and existing corporation in good standing under the laws of the country first above mentioned; and

2. That the resolutions which were duly and regularly adopted by Unanimous Written consent of the Board of Directors of the Company dated as of October 21, 1996 (attached as Exhibit A) are true and correct, and that the same are now in full force and effect.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of the Company this 21st day of October, 1996.


(CORPORATE SEAL)
                                                  /s/ Cynthia L. Gordan
                                                  ------------------------------
                                                  Cynthia L. Gordan
                                                  Secretary

                                                                       EXHIBIT A


                            QUAKER FABRIC CORPORATION

RESOLVED:         That the Board of Directors of the Company has determined that it is in the best interests of the Company for the Company to amend that certain $50.0 million Amended and Restated Credit
                  Agreement (the "Credit Agreement") with The First National
                  Bank of Boston ("FNB") and Fleet National Bank as the Banks
                  (as that term is defined in the Credit Agreement) as set forth in Exhibit A attached; and further

RESOLVED:         That, to induce the Banks to provide financing pursuant to the Credit Agreement and for other good and valuable consideration, it is in the best interests of the Company to reaffirm the guaranty of the obligations of QFR, Quaker
                  Textile Corporation, and Quaker Fabric Mexico S.A. de C.V.
                  under the Credit Agreement; and further

RESOLVED:         That the President, Vice President - Finance and Treasurer,
                  and the Vice President and Secretary of the company (the
                  "Authorized Officers") hereby are, and each of them hereby is, reauthorized in the name of and on behalf of the Company; (I) to negotiate, agree to, enter into, execute, seal, acknowledge, deliver, and cause the Company to perform in accordance with the terms of the Credit Agreement, as twice amended; (ii) to affix such signatures and the corporate seals of the Company as may be required to execute and deliver to the appropriate person or persons such documents, agreements, and instruments as may be necessary or advisable to implement the transactions contemplated by the foregoing resolutions in such form as the Authorized Officers executing the same shall approve, such approval to be conclusively evidenced by the signature thereon of the Authorized Officer; and (iii) to take such other actions as such officer shall deem in the exercise of his or her judgment to be necessary or advisable to implement the transactions contemplated by the foregoing resolutions the taking of such actions to be conclusive evidence that he or she was duly authorized thereunto by the terms of this resolution; and further

RESOLVED:         That the Secretary of the Company is hereby directed to
                  certify, under the corporate seal, a copy of these resolutions and, in her capacity as a Secretary of the Company, to certify the names of the present incumbents of the offices of the Company hereinbefore referred to; and to further certify from time to time hereafter the manes of any successors to the present incumbents of said offices, or changes in the Authorized Officers authorized to act in the premises, together with specimens of their respective signatures. The Banks and the Agent are hereby authorized, empowered and directed to rely upon any such certificate unless and until certificate of the Company under its corporate seal, duly attested; and that until notice is received the Banks and the Agent are authorized to act in pursuance of these resolutions, and shall be indemnified against any loss suffered, or liability incurred by them, or any of them, in continuing to act in pursuance of these resolutions even though these resolutions may have been changed; and further

RESOLVED:         That all prior actions taken by the Authorized Officers and each of them, and by and appropriate officer or employee of the company designated by and Authorized Officer, with respect to the matters referred to in the preceding resolutions, are hereby ratified and approved in all respects.